EXHIBIT 13

                               Powers of Attorney

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

Bert A. Getz,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
         AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL
              Ameritas Low Load Variable Universal Life ............................SEC File No. 033-86500
              Ameritas Low-Load Survivorship Variable Universal Life ...............SEC File No. 333-76359
         AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVA
              Ameritas No Load Variable Annuity (Policy 4080) ......................SEC File No. 333-05529
              Ameritas No Load Variable Annuity (Policy 6150) ......................SEC File No. 333-120972
              Genesis NLVA (Policy 6151) ...........................................SEC File No. 333-122109

This Power of Attorney is effective February 24, 2006 and remains in effect until revoked or revised.

                           Signed:    /s/  Bert A. Getz
                                    --------------------------------------------
                                                    Bert A. Getz
                                                      Director

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

James P. Abel,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
         AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL
              Ameritas Low Load Variable Universal Life ............................SEC File No. 033-86500
              Ameritas Low-Load Survivorship Variable Universal Life ...............SEC File No. 333-76359
         AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVA
              Ameritas No Load Variable Annuity (Policy 4080) ......................SEC File No. 333-05529
              Ameritas No Load Variable Annuity (Policy 6150) ......................SEC File No. 333-120972
              Genesis NLVA (Policy 6151) ...........................................SEC File No. 333-122109

This Power of Attorney is effective February 24, 2006 and remains in effect until revoked or revised.

                           Signed:       /s/ James P. Abel
                                    --------------------------------------------
                                                    James P. Abel
                                                       Director

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

James R. Knapp,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
         AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL
              Ameritas Low Load Variable Universal Life ............................SEC File No. 033-86500
              Ameritas Low-Load Survivorship Variable Universal Life ...............SEC File No. 333-76359
         AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVA
              Ameritas No Load Variable Annuity (Policy 4080) ......................SEC File No. 333-05529
              Ameritas No Load Variable Annuity (Policy 6150) ......................SEC File No. 333-120972
              Genesis NLVA (Policy 6151) ...........................................SEC File No. 333-122109

This Power of Attorney is effective February 24, 2006 and remains in effect until revoked or revised.

                           Signed:       /s/ James R. Knapp
                                    --------------------------------------------
                                                   James R. Knapp
                                                       Director

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

JoAnn M. Martin,
whose signature appears below, constitutes and appoints Robert G. Lange and Gregory C. Sernett, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

         AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL
              Ameritas Low Load Variable Universal Life ............................SEC File No. 033-86500
              Ameritas Low-Load Survivorship Variable Universal Life ...............SEC File No. 333-76359
         AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVA
              Ameritas No Load Variable Annuity (Policy 4080) ......................SEC File No. 333-05529
              Ameritas No Load Variable Annuity (Policy 6150) ......................SEC File No. 333-120972
              Genesis NLVA (Policy 6151) ...........................................SEC File No. 333-122109

This Power of Attorney is effective February 24, 2006 and remains in effect until revoked or revised.

                           Signed:         /s/ JoAnn M. Martin
                                    --------------------------------------------
                                                 JoAnn M. Martin
                                   Director, President & Chief Executive Officer

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

Lawrence J. Arth,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
         AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL
              Ameritas Low Load Variable Universal Life ............................SEC File No. 033-86500
              Ameritas Low-Load Survivorship Variable Universal Life ...............SEC File No. 333-76359
         AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVA
              Ameritas No Load Variable Annuity (Policy 4080) ......................SEC File No. 333-05529
              Ameritas No Load Variable Annuity (Policy 6150) ......................SEC File No. 333-120972
              Genesis NLVA (Policy 6151) ...........................................SEC File No. 333-122109

This Power of Attorney is effective February 24, 2006 and remains in effect until revoked or revised.

                           Signed:           /s/ Lawrence J. Arth
                                    --------------------------------------------
                                                  Lawrence J. Arth
                                                 Director, Chairman

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

Paul C. Schorr, III,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
         AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL
              Ameritas Low Load Variable Universal Life ............................SEC File No. 033-86500
              Ameritas Low-Load Survivorship Variable Universal Life ...............SEC File No. 333-76359
         AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVA
              Ameritas No Load Variable Annuity (Policy 4080) ......................SEC File No. 333-05529
              Ameritas No Load Variable Annuity (Policy 6150) ......................SEC File No. 333-120972
              Genesis NLVA (Policy 6151) ...........................................SEC File No. 333-122109

This Power of Attorney is effective February 24, 2006 and remains in effect until revoked or revised.

                           Signed:         /s/ Paul C. Schorr, III
                                    --------------------------------------------
                                                 Paul C. Schorr, III
                                                       Director

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

Robert C. Barth,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
         AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL
              Ameritas Low Load Variable Universal Life ............................SEC File No. 033-86500
              Ameritas Low-Load Survivorship Variable Universal Life ...............SEC File No. 333-76359
         AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVA
              Ameritas No Load Variable Annuity (Policy 4080) ......................SEC File No. 333-05529
              Ameritas No Load Variable Annuity (Policy 6150) ......................SEC File No. 333-120972
              Genesis NLVA (Policy 6151) ...........................................SEC File No. 333-122109

This Power of Attorney is effective February 24, 2006 and remains in effect until revoked or revised.

        Signed:        /s/ Robert C. Barth
                 --------------------------------------------
                               Robert C. Barth
                  Senior Vice President, Controller, & Chief Accounting Officer

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

Tonn M. Ostergard,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
         AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL
              Ameritas Low Load Variable Universal Life ............................SEC File No. 033-86500
              Ameritas Low-Load Survivorship Variable Universal Life ...............SEC File No. 333-76359
         AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVA
              Ameritas No Load Variable Annuity (Policy 4080) ......................SEC File No. 333-05529
              Ameritas No Load Variable Annuity (Policy 6150) ......................SEC File No. 333-120972
              Genesis NLVA (Policy 6151) ...........................................SEC File No. 333-122109

This Power of Attorney is effective February 24, 2006 and remains in effect until revoked or revised.

                           Signed:       /s/ Tonn M. Ostergard
                                    --------------------------------------------
                                                  Tonn M. Ostergard
                                                       Director

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

William W. Cook, Jr.,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
         AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL
              Ameritas Low Load Variable Universal Life ............................SEC File No. 033-86500
              Ameritas Low-Load Survivorship Variable Universal Life ...............SEC File No. 333-76359
         AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVA
              Ameritas No Load Variable Annuity (Policy 4080) ......................SEC File No. 333-05529
              Ameritas No Load Variable Annuity (Policy 6150) ......................SEC File No. 333-120972
              Genesis NLVA (Policy 6151) ...........................................SEC File No. 333-122109

This Power of Attorney is effective February 24, 2006 and remains in effect until revoked or revised.

                           Signed:        /s/ William W. Cook, Jr.
                                    --------------------------------------------
                                                William W. Cook, Jr.
                                                     Director

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

William W. Lester,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
         AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL
              Ameritas Low Load Variable Universal Life ............................SEC File No. 033-86500
              Ameritas Low-Load Survivorship Variable Universal Life ...............SEC File No. 333-76359
         AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVA
              Ameritas No Load Variable Annuity (Policy 4080) ......................SEC File No. 333-05529
              Ameritas No Load Variable Annuity (Policy 6150) ......................SEC File No. 333-120972
              Genesis NLVA (Policy 6151) ...........................................SEC File No. 333-122109

This Power of Attorney is effective February 24, 2006 and remains in effect until revoked or revised.

                Signed:          /s/ William W. Lester
                         --------------------------------------------
                                       William W. Lester
                          Senior Vice President-Investments & Treasurer

                                Power of Attorney

                                 With Respect To
                          Ameritas Life Insurance Corp.
              Variable Annuity and Variable Life Insurance Products

Winston J. Wade,
whose signature appears below, constitutes and appoints Robert G. Lange and JoAnn M. Martin, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:
         AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL
              Ameritas Low Load Variable Universal Life ............................SEC File No. 033-86500
              Ameritas Low-Load Survivorship Variable Universal Life ...............SEC File No. 333-76359
         AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVA
              Ameritas No Load Variable Annuity (Policy 4080) ......................SEC File No. 333-05529
              Ameritas No Load Variable Annuity (Policy 6150) ......................SEC File No. 333-120972
              Genesis NLVA (Policy 6151) ...........................................SEC File No. 333-122109

This Power of Attorney is effective February 24, 2006 and remains in effect until revoked or revised.

                           Signed:         /s/ Winston J. Wade
                                    --------------------------------------------
                                                   Winston J. Wade
                                                         Director